                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                 October 4, 2002

                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       MARYLAND                        1-13232                  84-1259577
----------------------------         ------------            -----------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
   of incorporation or               File Number)            Identification No.)
     organization)


           COLORADO CENTER, TOWER TWO, 2000 SOUTH COLORADO BOULEVARD,
                       SUITE 2-1000, DENVER, CO 80222-4348
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


 Registrant's telephone number, including area code               (303) 757-8101


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

         On October 4, 2002, certain members of management of Apartment Investment and Management Company ("AIMCO") will address a group of investors and analysts during a tour of AIMCO properties in the greater Boston area. The presentation that will be used is attached hereto as Exhibit 99.1 and is incorporated herein by reference. AIMCO has also posted the presentation on its website in a format that more closely resembles the format of the presentation used with the investors and analysts. The presentation may be accessed at www.aimco.com/aimco.pdf, where it will be available for at least thirty days.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  The following exhibit is filed with this report:

                  Exhibit Number    Description

                  99.1 Presentation of Apartment Investment and Management Company, dated October 4, 2002

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Dated: October 4, 2002

                                          APARTMENT INVESTMENT
                                          AND MANAGEMENT COMPANY


                                          By: /s/ Paul J. McAuliffe
                                             -----------------------------------
                                              Paul J. McAuliffe
                                              Executive Vice President and Chief
                                              Financial Officer

                                  EXHIBIT INDEX


          EXHIBIT NO.      DESCRIPTION
          -----------      -----------
             99.1          Presentation of Apartment Investment and Management
                           Company, dated October 4, 2002